UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – August 12, 2011

______________

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-32384 (Commission File Number)	43-2052503 (IRS Employer Identification No.)

125 West 55th Street, New York, New York (Address of Principal Executive Offices)		10019 (Zip Code)

(212) 231-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Macquarie Infrastructure Company LLC (the “Company”) announced that its Board of Directors (the “Board”) elected Henry E. (“Jack”) Lentz to serve as a director of the Company effective August 12, 2011 until the next annual meeting of shareholders. The Board also voted to increase the size of the Board to five directors. Mr. Lentz’s committee assignments have not yet been determined.

Mr. Lentz served as a Managing Director and Chairman, International Oil and Gas, at Lazard Freres & Co. (“Lazard”) from 2009 until May 2011. Prior thereto, Mr. Lentz was a Managing Director and head of the natural resources group at Lehman Brothers beginning in 1993. Mr. Lentz currently serves as the non-executive Chairman of Rowan Companies, Inc. and as a member of the boards of directors of Peabody Energy Corporation and Carbo Ceramics Incorporated.

In 2010, while Mr. Lentz was employed at Lazard, the Company engaged Lazard to provide financial advisory services to the Company and paid approximately $521,000 to Lazard for such services. Mr. Lentz participated in providing these services to the Company.

Mr. Lentz will receive compensation in accordance with the Company’s standard compensation arrangements for independent directors, which are described in the Company’s proxy statement for the 2011 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 15, 2011. Pursuant to these arrangements, Mr. Lentz will receive a prorated annual cash retainer of approximately $40,000 and a prorated grant of approximately $120,000 in restricted stock units under the Company’s Independent Directors Equity Plan, in each case for the remainder of 2011-2012 term.

A copy of the press release issued by the Company with respect to the election of Mr. Lentz is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

The Board has adopted a mandatory retirement policy for members of the Board. Under the policy, each director of the Company shall tender his or her resignation upon reaching the age of 75, to be effective upon the first annual meeting of shareholders following such director’s birthday. Such age limit is not subject to waiver.

Item 9.01.	(d) Exhibits. Exhibit Number 99.1 Press Release of Macquarie Infrastructure Company LLC dated August 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date:	August 15, 2011	By:	/s/ James Hooke
		Name:	James Hooke
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1          Press Release of Macquarie Infrastructure Company LLC dated August 15, 2011.